UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2015

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Senior Housing Properties Trust.

Item 1.01.  Entry into a Material Definitive Agreement.

New Term Loan Agreement

On September 28, 2015, we entered into a new term loan agreement with Wells Fargo Bank, National Association, as administrative agent and lender, and a syndicate of other lenders, pursuant to which we obtained a $200 million term loan facility with a maturity date of September 28, 2022.  The new term loan bears interest at a rate of LIBOR plus 180 basis points, which interest rate is subject to adjustment based on changes to our credit ratings.  Obligations under the term loan agreement are unsecured.  The new term loan agreement includes a feature under which maximum borrowings may be increased to up to $400 million in certain circumstances.

We used the net proceeds of the new term loan to repay $197.2 million of outstanding borrowings under our pre-existing revolving credit facility.

Principal payments of the new term loan are not required prior to maturity.  Voluntary prepayments of the new term loan may be made at any time.  We are required to pay a 2% prepayment premium on amounts prepaid during the first year of the new term loan and a 1% prepayment premium on amounts prepaid during the second year, and prepayments thereafter may be made without a prepayment premium.

The new term loan agreement contains a number of covenants that restrict our ability to incur debt in excess of calculated amounts, restrict our ability to make distributions under certain circumstances and generally require us to maintain certain financial ratios.  The new term loan agreement provides for acceleration of payment of all amounts due thereunder upon the occurrence and continuation of certain events of default, such as a change of control of us, which includes Reit Management & Research LLC ceasing to act as our business and property manager.

Amendments to Pre-Existing Revolving Credit Facility and Term Loan Agreements

Also on September 28, 2015, we amended the agreements governing our pre-existing revolving credit and term loan facilities, each with Wells Fargo Bank, National Association, as administrative agent and a lender, and a syndicate of other lenders.  Pursuant to the amendment to our pre-existing revolving credit facility agreement, the maximum amount of our revolving credit facility increased from $750 million to $1 billion.  Our pre-existing revolving credit facility continues to include a feature under which maximum borrowings may be increased to up to $1.5 billion in certain circumstances.  In addition, the amendments to the agreements governing our pre-existing revolving credit and term loan facilities modify certain covenants and defined terms.

Other Considerations

Wells Fargo Bank, National Association and the other lenders party to the new term loan agreement and our pre-existing revolving credit and term loan agreements, as well as their affiliates, have engaged in, and may in the future engage in, investment banking, commercial banking, advisory and other commercial dealings in the ordinary course of business with us.  They have received, and may in the future receive, customary fees and commissions for these engagements.

The foregoing descriptions of the new term loan agreement, and of the agreements governing our pre-existing revolving credit and term loan facilities, as amended, are not complete and are subject to and qualified in their entirety by reference to: (1) the new term loan agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K; (2) our pre-existing credit facility agreement, a copy of which is attached as Exhibit 10.1 to our Current Report on Form 8-K dated June 27, 2011, and the amendments thereto, copies of which are attached as Exhibit 10.1 to our Current Report on Form 8-K dated September 4, 2013, Exhibit 10.3 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and Exhibit 10.2 to this Current Report on Form 8-K; and (3) our pre-existing term loan agreement, a copy of which is filed as Exhibit 10.1 to our Current Report on Form 8-K dated May 30, 2014, and the amendment thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K; each of which is incorporated by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01.  Regulation FD Disclosure.

On September 29, 2015, we issued a press release announcing the new term loan facility and the increase in the amount of our pre-existing revolving credit facility described in Item 1.01 of this Current Report on Form 8-K.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER THE NEW TERM LOAN AND OUR PRE-EXISTING REVOLVING CREDIT FACILITY IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR.

•                  THE PREMIUM USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR NEW TERM LOAN IS BASED ON OUR CREDIT RATINGS.  FUTURE CHANGES IN OUR CREDIT RATINGS MAY CAUSE THE INTEREST WE PAY TO CHANGE.

•                  CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR PRE-EXISTING REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND MEETING OTHER CUSTOMARY CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits.

10.1                        Term Loan Agreement, dated as of September 28, 2015, among Senior Housing Properties Trust, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions initially a signatory thereto. (Filed herewith.)

10.2                        Third Amendment to Credit Agreement, dated as of September 28, 2015, among Senior Housing Properties Trust, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions party thereto. (Filed herewith.)

10.3                        First Amendment to Term Loan Agreement, dated as of September 28, 2015, among Senior Housing Properties Trust, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions party thereto. (Filed herewith.)

99.1        Press Release dated September 29, 2015. (Furnished herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Name:	Richard A. Doyle
Title:	Treasurer and Chief Financial Officer

Date:  October 1, 2015